UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 6, 2020
___________
VIPER ENERGY PARTNERS LP
(Exact Name of Registrant as Specified in Charter)

DE		001-36505	46-5001985
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas
Suite 1200
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On November 6, 2020, Viper Energy Partners LLC, as borrower, and Viper Energy Partners LP, as parent guarantor (the “Parent Guarantor”), entered into a sixth amendment (the “Sixth Amendment”) to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 20, 2018, with Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (as amended, supplemented or otherwise modified to the date thereof, the “Credit Agreement”).

The Sixth Amendment, among other things, (i) reaffirms the borrowing base under the Credit Agreement at $580 million and (ii) permits the Parent Guarantor to conduct common unit repurchases up to $100 million of the Parent Guarantor’s outstanding common units under the Repurchase Program (as defined below). The reaffirmation of the borrowing base constitutes the November 2020 scheduled redetermination as contemplated by the Credit Agreement.

The preceding summary of the Sixth Amendment is qualified in its entirety by reference to the full text of such amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 9, 2020, the board of directors of the Parent Guarantor’s general partner (the “Board”) approved a common unit repurchase program (the “Repurchase Program”) to acquire up to $100 million of the Parent Guarantor’s outstanding common units. The Repurchase Program is authorized to extend through December 31, 2021 and the Parent Guarantor intends to purchase common units under the Repurchase Program opportunistically with cash on hand, free cash flow from operations and proceeds from potential liquidity events such as sales of assets. The Repurchase Program may be suspended from time to time, modified, extended or discontinued by the Board. Purchases under the Repurchase Program may be made from time to time in open market or privately negotiated transactions in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will be subject to market conditions, applicable legal requirements, contractual obligations and other factors.

On November 9, 2020, the Parent Guarantor issued a press release announcing the Repurchase Program. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.

Exhibits

Number	Exhibit
10.1*
Sixth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 6, 2020, among Viper Energy Partners LLC, as borrower, Viper Energy Partners LP, as parent guarantor, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

99.1**	Press Release dated November 9, 2020 entitled “Viper Energy Partners LP, a Subsidiary of Diamondback Energy, Inc., Announces Authorization of a Common Unit Repurchase Program.”
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Filed herewith.
**	Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

		By:	Viper Energy Partners GP LLC, its general partner
Date:	November 12, 2020

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary